UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 7, 2011

VALIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-28423	58-2541997
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6 Gurdwara Street, Suite 100 Ottawa, Canada	K2E 5A3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (613) 230-7211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K is to report an increase in the Company’s authorized Common Stock.

ITEM 8.01 OTHER EVENTS

Effective November 4, 2011, the Company’s authorized shares of common stock have increased from 300,000,000 shares of common stock with a par value of $0.001 per share to 700,000,000 shares of common stock with a par value of $0.001 per share.

ITEM 9.01 EXHIBITS

Exhibit No.          Description

3.1                         Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDIAN CORPORATION

Dated:   November 7, 2011

By:

/s/ Bruce Benn

Name:

Bruce Benn

Title:

President, Chief Executive Officer

and Chief Financial Officer